DOMINION FUNDS, INC.

c/o Gemini Fund Services LLC

4020 South 147th Street

Suite 2

Omaha, NE 68137

FOXHALL GLOBAL TRENDS FUND

Ticker:  DOIGX

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2011, as revised September 4, 2012

This Statement of Additional Information is not a Prospectus, and should be read in conjunction with the Prospectus dated October 28, 2011, as revised September 4, 2012.  A copy of the Prospectus may be obtained by sending your request in writing to Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling toll free at (866) 270-1222.

Foxhall Global Trends Fund (the “Fund”) is a diversified open-end investment company whose investment objective is growth of capital.  The Fund is actively managed and may invest anywhere globally in the U.S. and foreign markets but substantially outside the U.S. in exchange traded funds (ETFs), equities and bonds. The Fund invests in a diversified asset allocation of countries, regions, sectors and industries. “Trends” means that the Fund invests in a diversified allocation of sectors and industries, and when Foxhall Capital Management, Inc. (the “Advisor”) believes that the markets are in a long-term uptrend, the Fund will invest in securities of companies worldwide of all capitalizations, or through ETFs holding such companies, that the Advisor believes have a potential for capital growth. The Fund may, when the Advisor believes that the markets are in a downtrend, invest the portfolio predominantly or completely in certain fixed income securities including U.S. government securities, and ETFs that invest in such securities, and other investments that it believes may help to protect and preserve shareholder capital.   The Fund’s Advisor may also utilize certain “values-based” non-financial investment analysis and screening that is intended to specifically seek out companies that support traditional family values and positive global values.  Screening will include but not be limited to issuers involved in adult entertainment, abortion services, embryonic stem cell research, gambling operations and the manufacturing of alcohol and tobacco.  Such analysis and screening will not apply to potential actual investments in ETFs.

FOXHALL GLOBAL TRENDS FUND

STATEMENT OF ADDITIONAL INFORMATION

THE FUND AND THE COMPANY

The Fund is an open-end diversified management investment company. The Fund is a series of shares of common stock, $.00l par value, of Dominion Funds, Inc. (the “Company”), which was formed as a Texas corporation on June 5, 1992. Pursuant to a Plan of Reorganization, the Dominion Insight Growth Fund was reorganized into the Shepherd Large Cap Growth Fund which commenced operations on April 16, 2002. Since inception in 1992, the Dominion Insight Growth Fund primarily invested in mid-cap growth and technology stocks. Beginning October 1, 2001, the Fund’s investment advisor restructured the investment portfolio to focus on large-cap growth stocks that meet certain Values-Based screens. Thus the above performance results for the Fund for periods prior to October 1, 2001 reflect the performance of the Dominion Insight Growth Fund’s previous investment strategy of investing in mid-cap growth and technology stocks.   The Fund changed its name from Dominion Insight Growth Fund to Shepherd Large Cap Growth Fund in April 2002 and then again to the Shepherd Fund in August 2008 and the Foxhall Global Trends Fund in December 2009.

The Articles of Incorporation of the Company permit the Board of Directors of the Company to designate one or more series of common stock, each series to have such relative rights and privileges as the Board of Directors shall determine. The only series currently designated is the Fund. The directors are also empowered by the Articles of Incorporation to designate additional series and issue shares with respect thereto. Each share represents an equal proportionate interest in the assets of the Fund with each other share in such series and no interest in any other series.

Shares of the Fund entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion or exchange rights. Shares of the Fund are fully paid and non-assessable when issued and share equally in dividend and other distributions of the Fund, and in the event of liquidation are entitled to receive equal shares of the net assets of the Fund. The Fund does not contemplate holding regular meetings of shareholders to elect directors or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of directors by a vote of a majority of the shares present and voting at such meeting.

Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

INVESTMENT POLICIES AND RESTRICTIONS

As stated in the Prospectus, the Fund’s investment objective is growth of capital. There can be no assurance that the Fund will, in fact, achieve its objective. The Fund’s investment objective may not be changed by the Board of Directors without shareholder approval. The Prospectus discusses the types of securities in which the Fund invests. The following discussion of investment restrictions supplements that set forth in the Prospectus.

Through the Advisor, the Fund will invest in a diversified portfolio of securities of companies worldwide and ETFs that meet the Fund’s investment criteria. The Fund is actively managed and may invest anywhere globally in the U.S. and foreign markets by substantially outside the U.S. in ETFs, equities and bonds. The Fund may invest in common stocks, preferred stock and ADRs of companies listed on any of the U.S. stock exchanges, currencies of other countries, corporate bonds and municipal bonds of any duration and quality, bonds from other countries and U.S. Treasury obligations of any duration.

The Fund invests in a diversified asset allocation of countries, regions, sectors and industries. “Trends” means that the Fund invests in a diversified allocation of sectors and industries, and when the  Advisor believes that the markets are in a long-term uptrend, the Fund will invest in securities of companies worldwide of all capitalizations, or through ETFs holding such companies that the Advisor believes have a potential for capital growth. The Fund may, when the Advisor believes that the markets are in a downtrend, invest the portfolio predominantly or completely in certain fixed income securities including U.S. government securities, and ETFs that invest in such securities, and other investments that it believes may help to protect and preserve shareholder capital. If, based on several technical market indicators, the Advisor believes the markets are in a sustained downtrend, the Fund may predominantly or completely invest in U.S. Treasury bills, bond ETFs, commercial paper of major global corporations or other investments at the discretion of the Advisor. This could reduce the benefit from an upswing in the market, and the Fund may not achieve its investment objective of growth of capital when it is so invested. The Advisor may invest all of the Fund’s capital in such investments.

The Advisor uses a “relative strength” approach to choosing investments, emphasizing a selection process favoring positions with potential for growth. The Advisor may also utilize certain  “values based” non-financial investment analysis that is intended to specifically seek out companies that support traditional family values and positive global values such as respect for human life and dignity, while avoiding industries and activities that do not support human life, and/or promote pornography, gambling, alcohol and tobacco production. Such analysis and screening will not apply to potential and actual investments in ETFs.

As indicated in the Prospectus, the Fund is subject to certain policies and restrictions that may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Without such shareholder approval, the Fund may not:

1.

Purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

2.	Concentrate its investments, that is, invest more than 25% of the value of its assets, in any particular industry.
3.	Change the Fund’s investment objective.
4.

Purchase or sell real estate or other interests (including limited partnership interests) in real estate, except that the Fund may purchase or sell securities of issuers that invest or deal in real estate provided such securities are readily marketable.

5.

Write, purchase or sell put options, straddles, spreads or combinations thereof or deal in commodities, or write, purchase or sell call options unless the conditions imposed by Rule 260.140.85(b)(1) of the California Blue Sky Regulations are met.

6.	Make loans (the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities is not considered to be a loan).
7.	Purchase securities on margin or sell short.
8.	Borrow money, except that, as a temporary measure for extraordinary or emergency purposes, and not for investment purposes, the Fund may borrow up to 5% of the value of its total assets.
9.	Mortgage or pledge any security owned or held by the Fund, except in connection with item number 8 above.
10.	Participate on a joint or a joint and several basis in any trading account in securities.
11.	Invest in companies for the purpose of exercising control of management.
12.

Act as an underwriter of securities of other issuers or invest in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933.

13.

Purchase or retain the securities of any issuer if those officers and directors of the Fund, its investment advisor or affiliates owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

14.

 Purchase any interests in oil, gas or other mineral leases or development or exploration programs, except that the Fund may purchase or sell securities of issuers that invest in or deal in oil, gas or minerals.

15.

 Purchase investments that are not readily marketable, including securities and other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation, if such investments exceed 15% of net assets at the time of purchase.

16.	Issue senior securities.
17.	Purchase or sell commodities or commodity contracts including futures contracts.

Portfolio Turnover.  The Fund has experienced a high portfolio turnover rate of 756% and 438% for the fiscal years ended June 30, 2010 and 2011, respectively.  The Advisor believes that high turnover is a function of market volatility and the investment style of the fund.  The Fund’s portfolio turnover rate has decreased to 438% during the fiscal year ended June 30, 2011 due to the change in portfolio rebalancing strategy.  Foxhall Capital is now rebalancing the Fund’s portfolio at least quarterly instead of monthly as in the previous fiscal years.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that the Fund may use, and the risks and considerations associated with those investments and investment strategies.

Borrowing and Leverage. The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions, and to the extent that the Investment Company Act of 1940, as amended, and its rules and regulations permit.  The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Foreign Investment Risks

Foreign Market Risk. Securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. In this case, changes in foreign currency exchange rates will affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. The Fund will generally hold its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Investment in Emerging Markets.  The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such Fund. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies.  Restrictions on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks.  In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and the Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of the Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund (for example, if Fund may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts the Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Risks of Investments in Russia. The Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its registration through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

Investment in Other Investment Companies.  The Fund may invest in other investment companies, including exchange traded funds, in accordance with the Investment Company Act.   As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries.  The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Advisor may seek to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

The Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries.  Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.  Increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.

Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

Money Market Instruments.  When the Advisor does not believe that the markets are in a long-term uptrend, the Fund may invest in money market instruments.  In fact, the Advisor may invest the entire Fund in such instruments.  Holding cash or cash equivalents could reduce the benefit from any upswing in the market.  Among the cash equivalents in which the Fund may invest are:  obligations of the U.S. Government, its agencies or instrumentalities (U.S. Government Securities; U.S. Treasury Bills); commercial paper; and repurchase agreements, money market mutual funds, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.

DISCLOSURE OF PORTFOLIO HOLDINGS

The investment advisor and the Fund are subject to portfolio holdings disclosure policies. These policies govern the timing and circumstances of disclosure to shareholders and third parties about the portfolio investments that the Fund holds. The Fund’s policy is to not disclose information about portfolio securities prior to furnishing such information to shareholders pursuant to its regular semi-annual shareholder reports or filing of such information with the Securities and Exchange Commission. This portfolio holdings disclosure policy has been approved by the Fund’s Board of Directors. Accordingly, the Fund discloses its portfolio holdings at the same time to all persons; everyone has the same timely disclosure of the holdings with respect to any other person; neither the Fund, its investment adviser, nor any other party may receive compensation or other consideration connection with the disclosure of information about portfolio securities; there is no need to allow an individual to authorize disclosure; and there is no need for Board oversight. In addition, there are no ongoing arrangements to make available information about the Fund’s portfolio securities to any person.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov , and by phoning the Fund at (866) 270-1222.

Pursuant to the Fund’s portfolio holdings disclosure policies, information about the Fund’s portfolio holdings is not distributed to any person unless:

•	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•

The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

•

The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including without limitation the Fund’s Board of Directors, attorneys or accountants who are subject to confidentiality provisions or have a duty of confidentiality;

•	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•	The disclosure is made with the prior written approval of the Fund’s President upon such terms and conditions deemed appropriate.

MANAGEMENT AND ADVISORY SERVICES

Investment Advisor.   As stated in the Prospectus, the Fund entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Foxhall Capital Management, Inc. (the “Advisor”). The Advisory Agreement is dated November 1, 1999. The Advisor supervises the Fund’s investments and conducts its investment program. The Advisory Agreement provides that the Advisor will perform the following services or cause them to be performed by others: (i) furnish to the Fund investment advice and recommendations, and (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers. For such services the Advisor receives an annual investment advisory fee equal to 1.0% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The Fund incurred fees payable to the Advisor in the amounts of $79,073,$79,971 and 79,495, respectively, for the fiscal years ended June 30, 2009, 2010 and 2011.

 The Advisor was formed in 1986. Paul Dietrich is the largest individual shareholder in Eton Court Asset Management, Ltd. (“Eton Court”), which owns 100% of the Advisor. Mr. Dietrich is the President and CEO of Eton Court, which was formed in 1999. Mr. Dietrich is the Chairman, CEO and Co-Chief Investment Officer of the Advisor and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Dietrich has been the Fund’s Portfolio Manager since April 2002 .

Mr. Dietrich is an international corporate attorney and has been an advisor on privatization and economic development issues to the World Bank, as well as several governments in Asia, Eastern Europe and the former Soviet Union.

Pursuant to an Operating and Expense Limitation Agreement with the Company, the Advisor has contractually agreed to reimburse the Fund to the extent necessary to limit total annual Fund operating expense (excluding Acquired Fund Fees and Expenses, brokerage fees and commissions, borrowing costs, taxes and extraordinary expenses such as litigation) to an annual rate of 2.25% of the Fund’s average daily net assets. The Operating and Expense Limitation Agreement remains in effect until October 28, 2012 and shall automatically continue for successive renewal terms of one year each, unless terminated at the end of the current term by either party upon 30 days written notice. The Operating and Expense Limitation Agreement may be terminated at any time, and without the payment of any penalty, by the Fund on 60 days prior written notice to the Advisor. The Advisor retains the right to receive reimbursement of any excess expense payments paid by it pursuant to the Operating and Expense Limitation Agreement in future years on a rolling three year basis, if such reimbursement can be achieved without exceeding the current expense limitation.

PORTFOLIO MANAGEMENT

Paul Dietrich, Chairman, CEO and Co-Chief Investment Officer of the Advisor (the “Portfolio Manager”), is  primarily responsible for the day-to-day management of the Fund’s portfolio.

The following provides information regarding other accounts managed by Mr. Dietrich as of August 31, 2011:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	4,939	453,038,646	0	0

Portfolio Manager Compensation: The Fund’s portfolio manager is  compensated by the Advisor and not by the Fund. Compensation generally consists of a share of the profits earned by the Advisor, base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, the portfolio manager is  eligible for the standard retirement benefits and health and welfare benefits available to all of the Advisor’s employees.

 The method used to determine  compensation for managing the Fund and managed accounts is generally the same.  The portfolio manager is entitled to share in profits earned by the Advisor, if any, as determined by the performance of the Advisor’s overall business.   The portfolio manager’s base salary is determined by the portfolio manager’s experience and performance in the role, taking into account the Advisor’s analysis of current industry compensation norms and market data to ensure that the portfolio manager is  paid a competitive base salary. The portfolio manager’s base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs.

The portfolio manager’s bonus, which varies from year to year, is determined by a number of factors. One factor is gross, pre-tax performance of the Fund managed by the portfolio manager relative to expectations for how the Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the portfolio(s) of the Fund. The performance factor depends on how the portfolio manager performs relative to the Fund’s benchmark and the Fund’s peer group, over one-year and three-year time periods. While the performance of other accounts managed by the  portfolio manager is taken into consideration, because all accounts managed by the portfolio manager are managed in a similar manner, performance of the Fund managed by the portfolio manager is considered to be the most reliable proxy for a portfolio manager’s overall performance. Additional factors include the portfolio manager’s contributions to the investment management functions within his or her specialty, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Portfolio Manager Ownership of Fund Shares: The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager as of the fiscal year ended June 30, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund

Paul Dietrich	$1-$10,000

Conflicts of Interest. . As indicated in the table above, the Advisor also performs investment advisory services for individual and institutional accounts (the “private accounts”). Although the overall investment objective of the Fund may differ from the objectives of the private accounts served by the Advisor, in certain instances there may be securities which are suitable for the portfolio of the Fund as well as for one or more of the private accounts. At times, therefore, purchases and sales of the same investment securities may be recommended for the Fund and for one or more of the other private accounts. To the extent that the Fund and one or more of the private accounts seek to acquire or sell the same security at the same time, either the price obtained by the Fund or the amount of securities that may be purchased or sold by the Fund at one time may be adversely affected. In such cases the purchase and sale transactions are allocated among the Fund and the private accounts in a manner believed by the management of the Advisor to be equitable to each.  The Advisor does not anticipate that any material conflicts, such as trading allocation or trading ahead, will arise out of Mr. Dietrich’s management of the Fund and other accounts.

Both the Fund and the Advisor have adopted Codes of Ethics. The Code of Ethics of the Advisor does not prohibit personnel subject to its Code from investing in securities including securities that may be purchased or held by the Fund, but does restrict such personnel from trading in any security if he or she knows that, within the last week, the security was either recommended for purchase or sale or actually purchased or sold by the Advisor for the Fund, subject to certain limited exceptions. The Code of Ethics of the Fund does not prohibit personnel subject to its Code from investing in securities including securities that may be purchased or held by the Fund, but does restrict such personnel from purchasing any security within 15 days before or after the sale by the Fund of such security, or selling any security within 15 days before or after the purchase by the Fund of such security, if he or she is aware of the purchase or sale by the Fund. The Distributor has adopted a Code of Ethics prohibiting its personnel from taking advantage of any inside information as a result of its arrangement with the Fund.

MANAGEMENT OF THE FUND

DIRECTORS AND EXECUTIVE OFFICERS.  The business of the Fund is managed under the direction of the Board of Directors of Dominion Funds, Inc. (the “Board”). The Board meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund.  The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Texas in this regard.

Director Qualifications.  Generally, the Fund believes that each Director is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Dietrich has been Co-Chief Investment Officer of the Advisor and the Fund since the Advisor assumed management.  He is also President of Foundation Management, Inc. and for the past decade has been President and CEO of Eton Court Asset Management, Ltd. (“Eton Court”) (parent of the Advisor).  Mr. McMillen has worked in financial services for many years including serving as CEO of Washington Capitol Advisors since 2003 and Vice Chairman  of Fortress International  from January, 2007 to August 2008.  He has been Chief Executive Officer and Chairman of the Board of Homeland Security Capital Corporation from August, 2005 to the present.  Mr. Lee is an experienced business executive who founded two companies, 21 Causes, where he has worked from June, 2006 to the present, and Riverbend Capital Group, where he worked from July, 2003 to September, 2006.  The Board has determined that each of the Directors’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Directors to effectively participate in and contribute to the Board’s functions and oversight of the Fund.  The Fund does not believe any one factor is determinative in assessing a Director’s qualifications, but that collective experience of each Director makes them highly qualified.

Board Leadership Structure.  The Fund is led by Mr. Mr. Dietrich.  Mr. Dietrich is an interested person by virtue of his interest in the Fund's Advisor.  The Board of Directors is comprised of Mr. Dietrich and two independent directors (i.e. those who are not "interested persons" of the Fund, as defined under the 1940 Act).  The Fund does not have a Lead Independent Director, but governance guidelines provide that Independent Directors will meet in executive session at each Board meeting.  Under the applicable By-Laws and governance guidelines, the President is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Fund believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Fund believes that its Chairman/President together with the Audit Committee and the full Board of Directors, provide effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight. The Directors have determined that its leadership structure allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund's affairs. While day-today risk management functions are assumed by the Advisor and other Fund service providers, the Board of Directors  is responsible for overseeing risk management. The Directors regularly receive reports regarding investment risks and compliance risks. The  Board  considers these risks and their potential impact on the Fund and engages in discussions  concerning risk management with the Fund’s Advisor and its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting  risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee.  The Board has a standing Audit Committee which is composed of each of the independent Directors of the Company.  The Audit Committee operates under a written charter approved by the Board.  The principal responsibilities of the Audit Committee include:  recommending which firm to engage as the Company’s independent auditor and whether to terminate this relationship; reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Company’s independent auditor to the Fund and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Directors; reviewing the results of each external audit, including any related management letter and other written communications submitted by the auditor in connection with the audits of financial statements and internal controls of the Fund and the Advisor’s responses; reports submitted to the Committee by the  Company’s Administrator concerning the internal controls and performance of the Administrator; reviewing the Company’s audited financial statements; reviewing changes regarding auditing and accounting principles and practices; and other audit related matters.  Mr. McMillen and Mr. Lee currently serve as members of the Audit Committee.  The Audit Committee met once during the fiscal year ended June 30, 2011.

The following information is provided with respect to the directors and officers of the Company:

Interested Director

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director in Past Five Years	Number of Funds Overseen
Paul Dietrich * 35 Old Tavern Road 2nd Floor Orange, CT 06477 22314 Age: 63	Chairman, President, Director	Indefinite term; Director since 2001; Chairman since 2002; President since 2003	President and CEO of Eton Court Asset Management, Ltd. (“Eton Court”) (parent of Foxhall Capital Management, Inc., the Fund’s investment advisor).	None	2

* Mr. Dietrich is an interested person of the Fund because he is an affiliated person of the Advisor.

Non-Interested Directors

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director in Past Five Years	Number of Funds Overseen
C. Thomas McMillen 4601 Fairfax Drive Suite 1200 Arlington, VA 22293 Age: 60	Director	Indefinite term; Director since October 2009

Homeland Security Capital Corporation, Chief Executive Officer and Chairman of the Board (August 2005 to Present) and President (August 2005 to March 2008).

Washington Capital Advisors, Chief Executive Officer (2003 to Present).

Fortress America Acquisition Corporation (now Fortress International Group, Inc.,) Chairman (December 2004 to January 2007); Vice Chairman and Director (January 2007 to August 2009).

Secure America Acquisition Corporation, (now Ultimate Escapes, Inc.), Chairman and Co-Chief Executive Officer (October 2007 to October 2009); Director (October 2009 to December 2010); and Vice Chairman (November 2009 to August 2009).

Global Secure Corp., Co-Founder and Chief Executive Officer (March 2003 to February 2004); and Consultant (February 2004 to February 2005).

				3	2
Derek Way-jai Lee 150 Broadway Suite 506 New York, NY 10038 Age: 31	Director	Indefinite term; Director since October 2009	Managing Partner, LG Fairmont Group (June 2010 to Present); Founder, 21Causes(September 2006 to June 2010); Managing Partner, Riverbend Capital Group (July 2006 to September 2006).	None	2
John L. Helmly 1005 North Globe Road Suite 550 Arlington, VA 22201 Age: 52	Director	Indefinite term, Director since April 2012	Taproot Capital, President (November 2007 – Present). GTSI Financial Services, Inc., President (September 2002 – November 2007).	None	2

Officer(s)

Lynn Bowley 4020 So. 147th Street Omaha, NE 68137 Age: 53	Chief Compliance Officer and Anti-Money Laundering Officer	Officers are elected annually; Chief Compliance Officer since March 2009; Anti-Money Laundering Officer since August 2012.	Compliance Officer of Northern Lights Compliance Services, LLC (01/07 – present)	N/A	N/A

The following table sets forth the dollar range of equity securities beneficially owned by each director in the Fund as of the fiscal year ended June 30, 2011:

Name of Director	Dollar Range of Equity Securities in the Fund

Paul Dietrich	$1-$10,000
Charles T. McMillen	None
Derek Wai-jai Lee	None

Compensation

The following information is provided for all directors of the Fund and for all members of any advisory board who received compensation from the Fund, and for each of the highest paid executive officers or any affiliated person of the Fund who received aggregate compensation from the Fund for the most recently completed fiscal year ending June 30, 2011 exceeding $60,000

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors

Paul Dietrich, Chairman	0	0	0	0

Charles T. McMillen, Director	$2,000	0	0	$2,000
Derek Wai-jai Lee, Director	$2,000	0	0	$2,000

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

Principal shareholders are persons who own of record, or are known by the Fund to beneficially own, 5% or more of the outstanding shares of the Fund.  As of October 17, 2011, TD Ameritrade, Inc., FBO its Customer, P.O. Box 2226, Omaha, NE 68103-2226, beneficially owned 61.02% of the Fund’s outstanding shares.

As of October 17, 2011, all directors and officers as a group owned beneficially (as the term is defined in Section 13(d) under the Securities and Exchange Act of 1934) less than 1% of shares of the Fund.

PLAN OF DISTRIBUTION

12b-1 Distribution Plan. The Board of Directors has approved a Distribution Plan on behalf of the Fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual Fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the Fund except pursuant to a plan approved on behalf of the Fund under the Rule. The Plan, as approved by the Board of Directors, allows the Fund to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses.

Prior to approving the Plan, the Board of Directors carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Plan compensates the Fund’s Distributor (or dealers) for services they provide pursuant to the Plan. These services may include activities which are primarily intended to result in the sale of Fund shares, such as printing prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, supplemental payments to dealers under a dealer incentive program. The Plan provides for a payment of up to 0.50% of the Fund’s average daily net assets to be paid to the Company’s Distributor or to dealers. The Board of Directors have currently authorized payment of up to 0.40% of the Fund’s average daily net assets to be paid to the Company’s Distributor or to dealers.  Dealers may provide, in addition to providing distribution assistance, administrative support services to its clients who beneficially own Fund shares, Even if the Distributor’s or dealer’s expenses of providing distribution services under the Plan exceed compensation received, the Company will not be obligated to pay more than the amount authorized by the Plan. If the Distributor’s or dealer’s expenses are less than the amount authorized by the Plan, the Distributor will retain these amounts and realize a profit.  To the extent that the Plan gives the Distributor greater flexibility in connection with the distribution of Fund shares, additional sales of Fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships. The Plan is intended to benefit shareholders by increasing the assets of the Fund. The Plan would provide an incentive for dealers to sell Fund shares, and attract new investors, if dealers were compensated through the Plan. An increase in the assets of the Fund as a result should enable the Fund to achieve greater economies of scale and thereby lower their per-share operating expenses.

The Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

The Distributor may compensate intermediaries that satisfy certain criteria established from time to time by the Distributor relating to the level or type of services provided by the intermediary, the sale or expected sale of significant amounts of shares, or other factors.

The Plan is re-approved annually by a vote of both a majority of the Company’s Board of Directors and a majority of the Company’s Directors who are not “interested persons” of the Company and have no direct or indirect financial interest in the operation of the Plan. The Plan may be terminated at any time by vote of a majority of the Company’s disinterested Directors, or by vote of a majority of the Fund’s outstanding voting securities and will terminate in the event of its “assignment” (as defined in the 1940 Act). The Plan may not be amended to increase materially the amount of the distribution expenses provided for in the Plan to be paid by the Fund unless approved by vote of a majority of the Fund’s outstanding voting securities. No material amendment to the Plan may be made unless approved by vote of both a majority of the Company’s Board of Directors and a majority of the Company’s Directors who are not “interested persons” of the Company and have no direct or indirect financial interest in the operation of the Plan.

During the fiscal year ended June 30, 2011, the Fund paid the following amounts for the services provided pursuant to the Plan: compensation to underwriter $24,662, compensation to broker-dealers $7,136.

THE DISTRIBUTOR

On March 16, 2009, Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Gemini Fund Services, LLC (“GFS”), entered into an Underwriting Agreement with the Company to serve as the principal underwriter for the Fund and the distributor for the Fund’s shares.  The Distributor is located at 4020 South 147th Street, Omaha, NE 68137.

Shares of the Fund are offered on a continuous basis through the Distributor. Pursuant to the Underwriting Agreement, the Distributor acts as the principal underwriter for the sale of the shares of the Fund either directly or through securities dealers.

In connection with the distribution of the Fund’s shares, the Fund paid underwriting commissions of $1,368, $199 and $7,136, respectively, for the fiscal years ended June 30, 2009, 2010 and 2011, none of which was retained by the Fund’s prior or current distributor.

The Fund paid underwriter fees to the Distributor of $11,962 and $11,665 for fiscal years 2010 and 2011, respectively.

The Distributor is not a party to any material pending legal proceedings.

OTHER SERVICE PROVIDERS

Administrator, Administrative Services, and Accounting Services.   Gemini Fund Services, LLC (“GFS”), 450 Wireless Boulevard, Hauppauge, NY 11788, is the Administrator and Fund Accountant to the Fund.  GFS provides administrative and fund accounting services to the Fund pursuant to Administration and Fund Accounting Service Agreements.  Under the Administration Agreement, GFS provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purposes of filings with the SEC and stated securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; (vi) overseeing the calculation of performance data; (vii) preparing and maintaining the Fund’s operating expense budget; (viii) coordinating the Funds’ annual audit; and (ix) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Internal Revenue Code and the Prospectus.

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For providing such administrative services to the Fund, the Company pays GFS a fee equal to the greater of $40,000 per fund or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets; and 0.06% on net assets greater than $250 million, plus out-of-pocket expenses.  For the fiscal year period ended June 30, 2010 and the fiscal year ended June 30, 2011, the Fund incurred administration fees payable to GFS in the amounts of $36,765 and $39,901, respectively.  For rendering fund accounting services, GFS receives an annual fee of $24,000 per fund portfolio, plus $6,000 for each additional share class above one, plus $6,000 additional for international or bond funds, plus 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. For the fiscal year period June 30, 2010 and the fiscal year ended June 30, 2011, the Fund incurred fund accounting fees payable to GFS in the amounts of $27,429 and $27,674, respectively.

Transfer Agent.   GFS  also serves as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a Transfer Agency Services Agreement with the Company. Under the agreement, Gemini Fund Services is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. GFS’s transfer agency operations are located at 4020 South 147th Street, Suite 2, Omaha, NE 68137.

For rendering such transfer agency services, GFS receives a monthly fee based on an annual minimum fee of $15,000 per share class or $14 per account and $2 per closed account, plus reimbursement for all out-of-pocket expenses.  For the fiscal period ended June 30, 2010 and the fiscal year ended June 30, 2011, the Fund incurred transfer agency service fees payable to GFS in the amount of $21,998 and $25,710, respectively.

Custodian.  First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, NE 68102, is the custodian of the Fund.  The custodian deposits securities of the Fund with a trust company that acts as a securities depository. The custodian, among other things, attends to the collection of dividends and payment for and collection of proceeds of securities bought and sold by Fund.

Custody Administrator.  Gemini Fund Services, LLC also provides custody administration services to the Fund, including the processing of Fund expenses.

Compliance Services.  Pursuant to a Compliance Service Agreement with the Company, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by the Advisor. In selecting brokers and in negotiating commissions, the Advisor considers the broker’s reliability, the quality of its execution services on a continuing basis, the financial condition of the firm, and research services provided, if any. The Advisory Agreement specifically provides that in placing portfolio transactions for the Fund, the Advisor may agree to pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Advisory Agreement.

The aggregate dollar amount of brokerage commissions paid by the Fund was, $40,135, $138,782, and $52,447 respectively, for the fiscal years ended June 30, 2009, 2010 and 2011.

The Board of Directors has adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the Investment Company Act of 1940 which requires that the commissions paid to affiliates of the Fund with respect to securities transactions effected on a securities exchange must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Advisor to furnish reports to the Board of Directors and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Board of Directors will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

PURCHASE OF SHARES OF THE FUND

As stated in the Prospectus, shares of the Fund can be purchased through broker-dealers who have sales agreements with the Fund’s Distributor. Shares of the Fund are sold at the net asset value per share as determined at the close of business of the New York Stock Exchange next occurring after the purchase order is received and accepted by the Fund plus the applicable sales charge. The Prospectus contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

As stated in the Prospectus, the net asset value of Fund shares is determined once daily as of the close of business on the New York Stock Exchange (currently 4:00 pm. New York City time), Monday through Friday, except on (i) days on which changes in value of the Fund’s portfolio securities will not materially affect the net asset value of shares of the Fund; (ii) days during which no shares of the Fund are tendered for redemption and no order to purchase shares of the Fund are received; or (iii) customary national holidays on which the New York Stock Exchange is closed. The per share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities which are traded on the over-the-counter market are valued at bid price. Other securities for which quotations are not readily available are valued at fair value determined in good faith by the Advisor under the supervision of the Company’s Board of Directors.

REDEMPTION OF SHARES

Shareholders of the Fund may require the Fund to redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption request by the Fund. Subject to certain exceptions set forth in the Prospectus, payment will be made within seven days of the Fund’s receipt of a valid redemption request. The value of the Fund shares on redemption may be more or less than the shareholder’s cost, depending upon the market value of the portfolio securities at the time of redemption. The Prospectus describes the requirements and procedures for the redemption of shares.

Shares are normally redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under the Section “Net Asset Value Determination,” and such valuation will be made as of the same time the redemption price is determined.

The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed except for holidays and weekends, (2) the Securities and Exchange Commission permits such suspension and so orders, or (3) an emergency exists as determined by the Securities and Exchange Commission so that disposal of securities and determination of net asset value is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

It is the policy of the Fund to make at least annual distributions of substantially all of its investment income and at least annual distributions of any net realized capital gains. Distributions reflecting capital gains realized during each fiscal year ended June 30 normally are declared and payable to shareholders in the subsequent fiscal year. Distributions reflecting investment income received during the fiscal year ended June 30 normally are made during the current and subsequent fiscal year.

All investors who do not elect otherwise will have all of their income dividends and capital gains distributions reinvested in additional Fund shares, at net asset value as described under “Distributions and Taxes-Reinvestment of Distributions” in the Prospectus. Shareholders who desire to receive their dividends and distributions in cash may so elect on their account applications or by written notice to the Fund.

TAXES

Distributions of Net Investment Income.  Dividends paid by the Fund derived from taxable investments, together with distributions from the excess of net realized short-term capital gain over net long-term capital loss, net gains from certain foreign currency transactions and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively “dividends”), are taxable to its U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether received in cash or reinvested in Fund shares.

Distributions of Capital Gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to shareholders as long-term capital gain, regardless of how long shares have been held in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently if necessary in order to reduce or eliminate federal excise or income taxes on the Fund.

Distributions in General.  Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

The receipt of Fund distributions may affect a foreign corporate shareholder’s Federal “branch profits” tax liability and a Subchapter S corporation shareholder’s Federal “excess net passive income” tax liability. Shareholders should consult their own tax advisors as to whether they are subject to those taxes.

A notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and other distributions, if any, paid during the year.

Effect of Foreign Withholding Taxes.  The Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce the Fund’s distributions paid to shareholders.

Pass-through of Foreign Tax Credits.  If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to shareholders their pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to shareholders than it actually distributes.  Shareholders will then be entitled either to deduct their respective share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders).  The Fund will provide shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election.  Shareholder use of foreign dividends, designated by the Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on their federal income tax return.  Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Foreign currency gains and losses.  The Fund may engage in transactions that are denominated in foreign currency.  Gains and losses in such transactions that would otherwise be taxable as capital gain may be taxable as ordinary income under Code Section 988 to the extent of gain or loss attributable to fluctuations in exchange rates.  The ordinary treatment of gains or losses from fluctuations in the exchange rate may cause the Fund to alter its distributions to shareholders.

PFIC securities.  The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). When investing in PFIC securities, the Fund may mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.  Dividends paid with respect to PFICs do not meet the definition of qualified foreign corporation dividends.  As such, the Fund will not be able to designate these PFIC dividends as qualified dividends, currently eligible for the reduced rate of tax applicable to long-term capital gains.

Information on the Amount and Tax Character of Distributions.  The Fund will inform shareholders of the amount and character of their distributions at the time they are paid, and will advise shareholders of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If Fund shares have not been held for a full year, the Fund may designate and distribute to shareholders, as ordinary income, qualified dividends or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of such shareholders’ investment in the Fund.  Taxable distributions declared and of record to shareholders in December, but paid in January, are taxable to shareholders as if they were paid in December.

Election to be Taxed as a Regulated Investment Company.  The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to so qualify during the current fiscal year.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders.  The Board reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, the Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund.

If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders will be taxed as dividend income to the extent of the Fund’s earnings and profits.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

PROXY VOTING GUIDELINES

The Fund has delegated its proxy voting process to the Advisor, subject to the supervision of the Board of Directors. The Advisor generally votes in accordance with management’s recommendations. If the Advisor believes management is not acting on behalf of the best interests of the Fund and its shareholders, the Advisor will not vote with management.

 In situations where there is a conflict of interest between the interests of Fund shareholders, on the one hand, and those of the Advisor, Distributor, or any affiliated person of the Fund, the Advisor or Distributor, on the other, the Advisor will resolve the conflict in favor of the Fund.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge, upon request by calling toll-free, (866) 270-1222 and by accessing the SEC’s Internet Web site (http://www.sec.gov).

LEGAL COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Counsel to the Fund is Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215.

The independent registered public accounting firm for the Fund is Sanville & Company, 1514 Old York Road, Abington, PA 19001.

REGISTRATION STATEMENT

There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement, as it may be amended from time to time, and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

The Fund’s audited financial statements and notes thereto are incorporated by reference to the Fund’s Annual Report for the fiscal year ended June 30, 2011, located at Item 1 of Form N-CSR filed with the Securities and Exchange Commission on September 6, 2011.